UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2009

HECLA MINING COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200

Coeur d’Alene, Idaho 83815-9408

(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 6, 2009, Minera Hecla S.A. DE C.V. (“Minera Hecla”), a wholly-owned subsidiary of Hecla Mining Company (“Hecla”), entered into and closed an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Minera William S.A. DE C.V. (“Minera William”) and BLM Minera Mexicana S.A. DE C.V., (“BLM”), both wholly owned subsidiaries of ECU Silver Mining Inc. (“ECU”).

Under the terms of the Asset Purchase Agreement, Minera Hecla sold to Minera William, its carbon-in-leach processing plant (the “Mill”) located in Velardena, Mexico for $8,000,000 in cash and 750,000 shares of common stock of ECU (with a value of approximately $300,000 as of closing). A copy of the Asset Purchase Agreement is attached hereto as Exhibit 10.1, and is incorporated herein by reference. In addition, the parties agreed settle all judgments, and dismiss all pending litigation between the parties, which includes all litigation relating to the Velardena Mill previously disclosed by Hecla Mining Company in its Form 10-K for the year ended December 31, 2008.

The Asset Purchase Agreement has been incorporated by reference herein to provide you with information regarding its terms. It is not intended to provide any other factual information about us. Such information can be found elsewhere in other public filings we have made with the Securities and Exchange Commission, which are available without charge at www.sec.gov.

The Asset Purchase Agreement, as amended, contains representations and warranties we made. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that we have exchanged in connection with signing the Asset Purchase Agreement, as amended. While we do not believe that they contain information securities laws require us to publicly disclose other than information that has already been so disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Asset Purchase Agreement, as amended. Accordingly you should not rely on the representations and warranties as characterizations of the actual state of facts, since they are modified in important part by the underlying disclosure schedules.

The disclosure schedules contain information that has been included in our general prior public disclosures, as well as potential additional non-public information. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Asset Purchase Agreement, as amended, which subsequent information may or may not be fully reflected in public disclosures.

Item 9.01.	Financial Statements and Exhibits.

The Asset Purchase Agreement filed herewith and incorporated by reference herein contains a brief list identifying the contents of all omitted schedules, which schedules we agree to furnish supplementally to the Securities and Exchange Commission upon its request.

(d) Exhibits.

Exhibit Number	Description
10.1	Asset Purchase Agreement with Minera William S.A. DE C.V. and BLM Minera Mexicana S.A. DE C.V. dated March 6, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2009

Hecla Mining Company

By:	/s/ James A. Sabala
Name:	James A. Sabala
Title:	Senior Vice President and CFO